ING PILGRIM                                                          ANNUAL
                                                                     REPORT


                               February 28, 2001


                                                                     PILGRIM
                                                                     PRIME RATE
                                                                     TRUST

                            PILGRIM PRIME RATE TRUST


                                  ANNUAL REPORT

                                February 28, 2001


                                    --------


                                Table of Contents


Letter to Shareholders .....................................................   2
Portfolio Managers' Report .................................................   3
Statistics and Performance .................................................   6
Performance Footnotes ......................................................   8
Additional Notes and Information ...........................................   9
Report of Independent Auditors .............................................  10
Portfolio of Investments ...................................................  11
Statement of Assets and Liabilities ........................................  28
Statement of Operations ....................................................  29
Statements of Changes in Net Assets ........................................  30
Statement of Cash Flows ....................................................  31
Financial Highlights .......................................................  32
Notes to Financial Statements ..............................................  34
Tax Information ............................................................  40


                                    --------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for Pilgrim Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Managers will discuss the Trust's performance, as well as recent market developments. The Trust has continued to provide shareholders with an attractive current yield in difficult financial markets.

The Trust's ultra-short duration, floating rate loan assets typically exhibit lower price volatility than corporate bonds, whose prices fluctuate with changes in interest rates.

We believe an investment in this type of asset can be an attactive core holding for income investors.

Thank you for selecting Pilgrim Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.


Sincerely,


ING PILGRIM INVESTMENTS, LLC
April 13, 2001

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
Portfolio Managers' Report
--------------------------------------------------------------------------------

Dear Shareholder:

Pilgrim Prime Rate Trust (the "Trust") invests in a diversified portfolio of non-investment grade senior secured floating rate loans made primarily to U.S. based corporations. During the quarter ended February 28, 2001, the Trust paid its 154th consecutive dividend. Based on $0.21 of dividends declared during the quarter and the average month-end net asset value ("NAV") per share of $8.08, the annualized distribution rate was 10.29%1, which continues to compare very favorably to that of other short-term fixed income alternatives. If compared with average month-end closing prices for the Trust's stock at the end of each month, the annualized distribution rate, based on market, was 10.44%1.

CURRENT LOAN MARKET CONDITIONS
Since the middle of year 2000, conditions in the global capital markets have been extremely volatile, driven by a dramatically slowing domestic economy, rapidly decelerating corporate earnings, and a significant move downward in prevailing market interest rates. Although effectively insulated from changes in market rates by way of their reset feature, floating rate loans continue to be unfavorably impacted by a historically high level of corporate defaults and public ratings downgrades, and an increasing level of scrutiny on the part of bank officers and regulators. While less dramatic than in the fixed income and equity markets, the net effect has been a meaningful deflation in loan asset valuations, particularly in those industry sectors vulnerable to capital investment disruption (such as developmental telecommunications), cyclical slowdown (such as auto suppliers and chemical producers) and supply/demand imbalances, be it from foreign imports (such as steel) or self-inflicted overcapacity (such as cinema operators). We are pleased to note that the Trust over the course of 2000 did not significantly increase its exposure to any of these most troubled sectors.

Challenging market conditions notwithstanding, the leveraged loan market overall continues to exhibit the resiliency that differentiates it from other short-term investment options. For example, despite the volatility, the market continues to grow in aggregate size, number of institutional participants and, most importantly, secondary market liquidity. An indicator of overall market vitality, new loan issuance, while down from previous periods, has remained positive over the last several quarters, even at times when new deal flow in both the fixed income and IPO markets basically came to a standstill. Secondary trading activity also continues to expand, topping $128 billion for all of 2000(2). As with all financial markets, deeper, broader trading activity breeds efficiency, a key to overall market viability and transparency.

Another key differentiating factor, net recovery of senior secured loans, remains far superior to that of any other high yield income asset class. According to a recent study of recovery rates from 1997 through 2000, recovery of senior secured loans remained in excess of 70% of original face value one year after default, as compared to 17% for high yield bonds(3). The substantial favorable difference in recovery values versus other junior asset classes contributes to considerably lower overall price volatility. Moderate price volatility, combined with a high relative yield, continues to define floating rate senior loans as the asset class of choice for conservative yield-conscious investors.

As we move further into 2001, we expect domestic economic conditions to remain soft. In turn, the financial markets, equity and credit alike, are expected to remain somewhat volatile. High yield investors continue to work through the problem credits originated during the late 1990s, a period characterized by excessively cheap junior capital and weak credit structures. However, the recent string of aggressive interest rate cuts on the part of the Federal Reserve, combined with emerging signs of economic stability and continued discipline on the part of investors, bodes well for an improvement in credit conditions later into the year. We continue to work to position the Trust to take advantage of the opportunities in the hopefully pending recovery in the high yield credit markets.

VALUATION OF THE TRUST'S ASSETS
As noted in prior reports, the Trust uses independent market quotes to value its loan investments when the Trust believes that such market quotes are reliable and generally reflect current value. Under the Trust's valuation procedures, investments for which reliable market quotes are unavailable will continue to be valued based on fundamental analysis of their fair value. As previously reported, the percentage of the Trust's investments that are valued on the basis of market quotes has steadily increased over the last 15 months due to the improved breadth and relative efficiency of the secondary market for non-investment grade loans.

BORROWING AND LEVERAGE
The Trust has utilized financial leverage to seek to increase the yield to the holders of common shares. As of February 28, 2001, the Trust had $960 million of borrowings outstanding, consisting of $450 million of `aaa/AAA' rated cumulative auction rate preferred shares, and $510 million under a $620 million credit facility. Total leverage, as a percentage of total assets (including preferred shares), was 46.3% at quarter end. The average cost of all borrowing and leveraging as of the quarter end was 5.43%.

PERFORMANCE OF THE TRUST
Based on the aggregate dividends for the quarter ended February 28, 2001, and the average month-end NAV for the quarter, the annualized distribution rate was 10.29%, versus 10.03% and 9.85% at November 30 and August 31, 2000, respectively. The Trust's annualized distribution rate based on the quarterly dividend and the average month-end closing prices for the Trust's stock was 10.44%, which continues to represent an attractive yield advantage over many other variable and fixed income investment products.

The Trust also maintained a high level of diversification. At the end of the quarter, the Trust managed senior loans from 207 separate borrowers, with an average investment size of $9.6 million, up from 179 borrowers and $9.0 million average investment size at November 30, 2000. These loans were diversified across 33 industry sectors, the largest of which was Cellular Communications representing approximately 9.1% of total assets. The single largest issuer within the Trust was Voicestream Wireless, at approximately 3.9% of total assets. Exclusive of Voicesteam Wireless, the average investment represented approximately 0.46% of total assets at February 28, 2001.

We thank you for your continued confidence and encourage your questions and comments.



/s/ Jeffrey A. Bakalar                  /s/ Daniel A. Norman

Jeffrey A. Bakalar                      Daniel A. Norman
Senior Vice President                   Senior Vice President
Co-Senior Portfolio Manager             Co-Senior Portfolio Manager

Pilgrim Prime Rate Trust April 13, 2001

1. The distribution rate is calculated by annualizing dividends declared during the quarter and dividing the resulting annualized dividend by the Trust's average month-end net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

2.   Loan Pricing Corporation

3.   Fitch IBCA, Duff & Phelps

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

The views expressed in this letter reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATISTICS AND PERFORMANCE as of February 28, 2001
--------------------------------------------------------------------------------

                            PORTFOLIO CHARACTERISTICS

Net Assets                                                       $1,557,432,097
Assets Invested in Senior Loans*                                 $1,988,832,057
Total Number of Senior Loans                                                207
Average Amount Outstanding per Loan                              $    9,607,884
Total Number of Industries                                                   33
Average Loan Amount per Industry                                 $   60,267,638
Portfolio Turnover Rate (YTD)                                                46%
Weighted Average Days to Interest Rate Reset                             35 days
Average Loan Maturity                                                  60 months
Average Age of Loans Held in Portfolio                                 16 months

* Includes loans and other debt received through restructures

                          TOP TEN INDUSTRIES AS A % OF

                                                        NET ASSETS  TOTAL ASSETS
                                                        ----------  ------------
Cellular Communications                                    12.1%        9.1%
Hotels, Motels, Inns and Gaming                            10.9%        8.2%
Building and Real Estate                                   10.5%        7.9%
Healthcare, Education and Childcare                         9.4%        7.0%
Containers, Packaging and Glass                             6.2%        4.7%
North American Cable                                        5.6%        4.2%
Ecological                                                  5.2%        3.9%
Chemicals, Plastics and Rubber                              4.7%        3.5%
Leisure, Amusement, Motion Pictures and Entertainment       4.5%        3.4%
Printing and Publishing                                     4.1%        3.1%


                          TOP 10 SENIOR LOANS AS A % OF

                                                        NET ASSETS  TOTAL ASSETS
                                                        ----------  ------------
Voicestream Wireless                                        5.2%        3.9%
Allied Waste Industries                                     4.4%        3.3%
Nextel Finance Corp.                                        3.1%        2.3%
Starwood Hotels & Resorts Worldwide, Inc                    3.0%        2.2%
Wyndham International, Inc.                                 2.1%        1.6%
Ventas Realty Limited Partnership                           2.1%        1.5%
Stone Container Corp.                                       2.0%        1.5%
Southdown Corporation                                       2.0%        1.5%
Redamco North America                                       1.8%        1.4%
Hercules, Inc.                                              1.7%        1.3%

                            Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
STATISTICS AND PERFORMANCE as of February 28, 2001
--------------------------------------------------------------------------------

                          YIELDS AND DISTRIBUTION RATES

                                                                     Average           Average
                                      (NAV)          (MKT)          Annualized        Annualized
                         Prime      30-Day SEC     30-Day SEC      Distribution      Distribution
Quarter-ended            Rate        Yield A        Yield A       Rate at NAV B     Rate at MKT B
-------------            ----        -------        -------       -------------     -------------
February 28, 2001        8.50%        12.56%         12.51%           10.29%            10.44%
November 30, 2000        9.50%        11.94%         12.93%           10.03%            10.39%
August 31, 2000          9.50%        10.00%          9.94%            9.85%             9.79%
May 31, 2000             9.50%         7.28%          7.44%            9.94%            10.56%

                          AVERAGE ANNUAL TOTAL RETURNS

                                       NAV         MKT
                                      -----       -----
1 Year                                0.19%       9.10%
3 Years                               4.53%       1.28%
5 Years                               5.91%       6.14%
10 Years                              6.82%        N/A
Since Trust Inception F,H             7.53%        N/A
Since Initial Trading on NYSE G        N/A        7.34%

Assumes rights were exercised and excludes sales charges and commissions C,D,E

             Performance data represents past performance and is no
                          guarantee of future results.


                      See performance footnotes on page 8.

                            Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                            Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2001 Dividends:

     DECLARATION DATE           EX-DATE                   PAYABLE DATE
     ----------------           -------                   ------------
     January 31                 February 8                February 23
     February 28                March 8                   March 22
     March 30                   April 6                   April 23
     April 28                   May 8                     May 22
     May 31                     June 7                    June 22
     June 29                    July 6                    July 23
     July 31                    August 8                  August 22
     August 31                  September 7               September 22
     September 28               October 8                 October 22
     October 31                 November 8                November 23
     November 30                December 6                December 24
     December 21                December 27               January 11, 2002

     Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees

Pilgrim Prime Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim Prime Rate Trust (the "Trust") as of February 28, 2001, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended February 28, 2001, and the financial highlights for each of the years in the six-year period ended February 28, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to March 1, 1995, the financial highlights were audited by the auditors whose report thereon dated March 16, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of February 28, 2001 by confirmation with the custodian and other procedures we considered necessary. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pilgrim Prime Rate Trust as of February 28, 2001 and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period ended February 28, 2001, and financial highlights for each of the years in the six-year period ended February 28, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


Los Angeles, California
April 13, 2001

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

Senior Loans

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P         Value
-------------------------------------------------------------------------------------------------
Aerospace and Defense: 4.0%
                    Avborne, Inc.                                  NR        NR
     $ 14,623,963   Term Loan, maturing June 30, 2003                              $   14,404,604

                    Erickson Air-Crane Company                     NR        NR
        8,634,628   Term Loan, maturing December 31, 2004                               8,628,236

                    New Piper Aircraft, Inc.                       NR        NR
        8,639,269   Term Loan, maturing April 15, 2005                                  8,531,278

                    Piedmont Aviation Services                     NR        NR
        6,299,859   Term Loan, maturing July 23, 2007                                   6,236,860
        6,299,859   Term Loan, maturing July 23, 2007                                   6,236,860

                    Stellex Technologies, Inc.(2)                 Caa2       NR
        1,630,774   Term Loan, maturing September 30, 2006                              1,039,619

                    Titan Corporation                             Ba3       BB-
        3,482,456   Term Loan, maturing February 23, 2007                               3,483,546

                    Transtar Metals, Inc.                          NR        NR
       14,892,857   Term Loan, maturing January 20, 2006                               14,073,750
                                                                                   --------------
                                                                                       62,634,753
                                                                                   --------------
Automobile: 2.8%
                    Autosystems Mfg., Inc.(4)                      NR        NR
        4,962,500   Term Loan, maturing May 31, 2004(3)                                 2,431,625
        4,962,500   Term Loan, maturing May 31, 2005(3)                                 2,431,625

                    Avis Rent-A-Car                               Baa1      BB+
        5,929,074   Revolver, maturing June 5, 2005                                     5,895,723

                    Breed Technologies                             NR        NR
        1,612,242   Term Loan, maturing December 20, 2004                               1,612,242

                    Capital Tool & Design Ltd.                     NR        NR
        9,260,908   Term Loan, maturing July 19, 2003                                   8,983,081

                    Global Metal Technologies                      NR        NR
        6,588,349   Term Loan, maturing March 12, 2005                                  6,456,582

                    Safelite Glass Corporation                     B3        NR
        7,342,314   Term Loan, maturing September 30, 2007                              6,240,967
        7,342,314   Term Loan, maturing September 30, 2007                              6,240,967

                    Venture Holding Trust                          B1        B+
        3,283,334   Term Loan, maturing April 5, 2005                                   2,856,501
                                                                                   --------------
                                                                                       43,149,313
                                                                                   --------------
Banking: 0.8%
                    Outsourcing Solutions, Inc.                    B2        B+
       12,356,156   Term Loan, maturing June 1, 2006                                   11,635,384
                                                                                   --------------
                                                                                       11,635,384
                                                                                   --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Beverage, Food and Tobacco: 3.9%
                    Aurora Foods, Inc.                             B2        B
     $  4,832,543   Term Loan, maturing June 30, 2005                              $    4,482,184
        2,973,750   Term Loan, maturing September 30, 2006                              2,775,499
        1,828,571   Revolver, maturing June 30, 2005                                    1,660,952

                    CP Kelco APS, Inc.                             B1        B+
        7,200,000   Term Loan, maturing March 28, 2008                                  6,966,000
        2,400,000   Term Loan, maturing September 28, 2008                              2,322,000

                    Edwards Baking Company                         NR        NR
        2,409,294   Term Loan, maturing Sepetmber 30, 2003                              2,337,015
        3,265,885   Term Loan, maturing Sepetmber 30, 2005                              3,200,567
        3,265,885   Term Loan, maturing Sepetmber 30, 2005                              3,200,567

                    Empire Kosher Poultry, Inc.                    NR        NR
       13,580,000   Term Loan, maturing July 31, 2004                                  11,495,985

                    Imperial Sugar Company(2)                      B3        D
        5,320,481   Term Loan, maturing December 31, 2003                               3,671,132
        5,220,818   Term Loan, maturing December 31, 2005                               3,602,364

                    Nutrasweet Acquisition Corporation            Ba3        NR
        1,433,913   Term Loan, maturing May 31, 2007                                    1,434,809

                    Pabst Brewing Company                         Ba3        BB-
        4,276,134   Term Loan, maturing April 30, 2003                                  3,934,043

                    Suiza Fluid Dairy Group, LP                   Ba2        BB+
        1,677,019   Term Loan, maturing January 4, 2005                                 1,678,067
        5,822,981   Term Loan, maturing January 4, 2005                                 5,815,703
        1,909,938   Revolving Loan, maturing January 4, 2005                            1,902,776
                                                                                   --------------
                                                                                       60,479,663
                                                                                   --------------
Building and Real Estate: 10.5%
                    Corrections Corporation of America             B3        B
        4,925,000   Term Loan, maturing December 31, 2002                               4,128,790

                    HQ Global Holdings, Inc.                       NR        NR
        7,418,111   Term Loan, maturing September 4, 2009                               7,306,839

                    Kevco, Inc.(2)                                 B3        D
        6,900,577   Term Loan, maturing February 2, 2005(3)                             4,830,404

                    KSL Recreation Group, Inc.                    Ba3        B+
        3,394,435   Term Loan, maturing December 21, 2006                               3,377,462
        3,394,435   Term Loan, maturing December 21, 2006                               3,377,462
       11,500,000   Term Loan, maturing December 21, 2006                              11,543,125

                    Meditrust Corporation                         Ba3        BB-
        5,099,418   Term Loan, maturing July 15, 2001                                   5,066,909

                    Rodamco North America                         Baa3      BBB-
       11,491,214   Term Loan, matruring November 8, 2002                              11,433,758
       17,250,000   Term Loan, matruring November 8, 2002                              17,142,188

                    Southdown Corporation                         Baa3      BBB-
       31,285,714   Term Loan, maturing December 20, 2001                              31,187,947

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Building and Real Estate (continued)
                    Tree Island Industries                         NR        NR
     $ 11,092,588   Term Loan, maturing March 31, 2003                             $   11,092,588

                    US Aggregates, Inc.                            NR        NR
        5,720,476   Term Loan, maturing March 31, 2006                                  5,577,464

                    Ventas Realty Limited Partnership              NR        NR
          785,955   Term Loan, maturing December 31, 2002                                 770,236
        3,066,012   Term Loan, maturing December 31, 2003                               2,975,947
       29,073,116   Term Loan, maturing December 31, 2005                              28,219,093

                    Washington Group International, Inc.          Ba1       BBB-
       14,937,469   Term Loan, maturing July 7, 2007                                   14,937,469
                                                                                   --------------
                                                                                      162,967,681
                                                                                   --------------
Cargo Transport: 2.4%
                    American Commercial Lines                     Ba2       BB-
        1,645,439   Term Loan, maturing June 30, 2006                                   1,438,731
        2,360,149   Term Loan, maturing June 30, 2007                                   2,063,655

                    Evergreen International Aviation, Inc.        Ba2        B+
        2,460,144   Term Loan, maturing May 31, 2002                                    2,232,580
          667,320   Term Loan, maturing May 31, 2002                                      605,593
          379,062   Term Loan, maturing May 7, 2003                                       343,999

                    Gemini Air Cargo, Inc.                         B1        B-
        4,568,856   Term Loan, maturing August 12, 2005                                 4,574,567

                    Interpool Acquisitions LLC                    Ba1       BBB
        6,982,500   Term Loan, maturing October 20, 2002                                6,999,956

                    Neoplan USA Corporation                        NR        NR
        9,742,847   Term Loan, maturing May 29, 2005                                    9,735,062

                    Omnitrax, Inc.                                 NR        NR
        8,863,636   Term Loan, maturing May 12, 2005                                    8,841,477
                                                                                   --------------
                                                                                       36,835,620
                                                                                   --------------
Cellular Communications: 12.1%
                    Airgate PCS                                    B2        B-
          967,427   Term Loan, maturing June 6, 2007                                      961,380
        3,009,772   Term Loan, maturing September 30, 2008                              2,990,961

                    American Cellular                             Ba3       BB-
        4,433,333   Term loan, maturing March 31, 2008                                  4,425,943
        7,733,333   Term loan, maturing March 31, 2009                                  7,720,442

                    Dobson Communications Corporation             Ba3       BB-
        7,450,000   Term Loan, maturing December 31, 2007                               7,397,232

                    Independent Wireless One Corporation           B2        B-
       10,000,000   Term Loan, maturing June 20, 2008                                   9,775,015

                    Nextel Communications, Inc.                   Ba2        B+
        8,140,822   Term Loan, maturing March 15, 2006                                  8,120,470

                    Nextel Finance                                Ba2        B+
       48,500,000   Term Loan, maturing March 31, 2009                                 48,199,639

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Cellular Communications (continued)
                    Rural Cellular Corporation                     B1        B+
     $  6,250,000   Term Loan, maturing October 3, 2008                            $    6,238,281
        6,250,000   Term Loan, maturing April 3, 2009                                   6,238,281

                    Voicestream Wireless                           B1        B+
       20,000,000   Term Loan, maturing February 25, 2008                              19,775,960
       15,000,000   Term Loan, maturing February 25, 2008                              14,831,970
       21,500,000   Term Loan, maturing February 25, 2009                              21,385,212
       25,000,000   Term Loan, maturing June 30, 2009                                  24,880,200

                    Western Wireless                              Ba2        BB
        2,500,000   Term Loan, maturing March 31, 2008                                  2,481,250
        3,000,000   Term Loan, maturing September 30, 2008                              3,009,687
                                                                                   --------------
                                                                                      188,431,923
                                                                                   --------------
Chemicals, Plastics and Rubber: 4.7%
                    Acadia Elasotmers Corporation                  NR        NR
        9,598,540   Term Loan, maturing February 17, 2004                               9,406,569

                    Cedar Chemical Corporation                     NR        NR
       11,000,411   Term Loan, maturing October 30, 2003                                7,810,292

                    Euro United Corporation(4)                     NR        NR
       14,887,500   Term Loan, maturing May 31, 2001(3)                                 7,443,750

                    Foam Fabrics, Inc.                             NR        NR
        5,139,180   Term Loan, maturing March 5, 2005                                   5,126,332

                    Foamex L.P.                                    B3        B
        3,297,269   Term Loan, maturing June 30, 2005                                   3,124,163
        2,997,528   Term Loan, maturing June 30, 2006                                   2,840,158

                    Hercules, Inc.                                Ba1       BB+
        2,000,000   Term Loan, maturing November 15, 2005                               2,000,000
       24,866,669   Term Loan, maturing October 15, 2003                               24,602,461

                    Huntsman Corporation                          Ba2        BB
        1,515,005   Revolving Loan, maturing December 31, 2002                          1,367,292
          260,155   Term Loan, maturing December 31, 2002                                 239,126
        7,000,000   Term Loan, maturing December 31, 2005                               6,515,831

                    Huntsman ICI Chemicals, Inc.                   B1        BB
        1,612,264   Term Loan, maturing June 30, 2005                                   1,605,210

                    Lyondell Chemical Company                     Ba3        BB
          463,827   Term Loan, maturing June 30, 2005                                     467,517
                                                                                   --------------
                                                                                       72,548,701
                                                                                   --------------
Containers, Packaging and Glass: 6.2%
                    Blue Ridge Paper Products, Inc.                B2        B+
        8,863,911   Term Loan, maturing May 14, 2006                                    8,863,911

                    Crown Paper Company(2)                        Caa1       D
        8,170,661   Term Loan, maturing August 22, 2003                                 4,730,812
        4,300,000   Revolving Loan (DIP), maturing September
                    14, 2001                                                            4,278,500

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Containers, Packaging and Glass (continued)
                    Eastern Pulp & Paper, Inc.(2)                  NR        NR
     $ 15,510,552   Term Loan, maturing August 31, 2004                            $   14,735,024
          338,360   Term Loan, maturing December 31, 2001                                 321,442

                    Impaxx, Inc.                                   NR        NR
        4,875,000   Term Loan, maturing December 31, 2005                               4,800,112

                    Nexpak Corporation                            Ba3        B+
        2,462,441   Term Loan, maturing December 31, 2005                               2,462,441
        2,462,441   Term Loan, maturing December 31, 2006                               2,462,441

                    Pliant Corporation                             B2       BB-
        3,000,000   Term Loan, maturing May 15, 2008                                    2,697,000

                    Riverwood International                        B1        B
       12,206,621   Term Loan, maturing February 28, 2003                              12,181,830
        3,724,745   Term Loan, maturing February 28, 2004                               3,740,828
        1,479,286   Term Loan, maturing August 31, 2004                                 1,485,673

                    Stone Container Corporation                   Ba3        B+
       14,249,739   Term Loan, maturing December 31, 2006                              14,312,082
       17,083,889   Term Loan, maturing December 31, 2006                              17,119,475

                    Tekni-Plex, Inc.                              Ba3        B+
        2,985,000   Term Loan, maturing June 21, 2006                                   2,925,300
                                                                                   --------------
                                                                                       97,116,871
                                                                                   --------------
Data and Internet Services: 3.5%
                    Arch Communications                            B2        NR
       13,253,625   Term Loan, maturing December 31, 2004                               8,570,682

                    Exodus Communications, Inc.                    B1        B+
        4,000,000   Term Loan, maturing October 31, 2007                                4,022,500

                    McLeod USA Corporation                        Ba2       BB-
       15,500,000   Term Loan, maturing May 31, 2008                                   15,558,125

                    Teletouch Communications                       NR        NR
        9,901,192   Term Loan, maturing November 30, 2004                               9,907,134

                    Teligent, Inc.                                Caa2      CCC
       10,000,000   Term Loan, maturing July 1, 2002                                    3,370,000

                    TSR Wireless, LLC(1)                           NR        NR
       11,970,000   Term Loan, maturing June 30, 2005(3)                                5,745,600

                    360 Networks, Inc.                             B2       BB-
        8,500,000   Term Loan, maturing December 31, 2007                               8,364,535
                                                                                   --------------
                                                                                       55,538,576
                                                                                   --------------
Diversified / Conglomerate Manufacturing: 2.2%
                    Allied Digital Technologies Corporation(2)     NR        NR
        8,647,351   Term Loan, maturing December 31, 2005(3)                              755,000

                    Barjan Products, LP                            NR        NR
        4,925,250   Term Loan, maturing May 31, 2006                                    4,802,119

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Divsersified / Conglomerate Manufacturing (continued)
                    General Cable Corporation                     Ba3       BB+
     $  4,367,675   Term Loan, maturing May 24, 2007                               $    4,221,358

                    Holmes Products Corporation                    B1        B+
        3,940,000   Term Loan, maturing February 15, 2007                               3,733,150

                    SPX Corporation                               Ba2       BB+
        5,000,000   Term Loan, maturing December 31, 2007                               5,043,750
        8,761,905   Term Loan, maturing September 30, 2004                              8,745,476

                    United Pet Group, Inc.                         NR        NR
        6,895,000   Term Loan, maturing March 31, 2006                                  6,867,904
                                                                                   --------------
                                                                                       34,168,757
                                                                                   --------------
Diversified / Conglomerate Service: 3.3%
                    Enterprise Profit Solutions Corporation        NR        B
        1,562,986   Term Loan, maturing June 14, 2001(3)                                  547,045

                    Key3Media Events                              Ba3       BB-
        9,965,642   Term Loan, maturing August 3, 2006                                  9,981,219
       11,406,980   Term Loan, maturing August 3, 2005                                 11,378,463

                    Mafco Finance Corporation                      NR        NR
        8,678,413   Term Loan, maturing August 29, 2001                                 8,629,597

                    Private Business                               NR        NR
        5,098,360   Term Loan, maturing August 19, 2006                                 5,047,377

                    URS Corporation                               Ba3        BB
        1,428,571   Revolving Loan, maturing June 9, 2005                               1,417,857
       11,941,871   Term Loan, maturing June 9, 2005                                   11,926,943
        1,231,250   Term Loan, maturing June 9, 2006                                    1,240,484
        1,231,250   Term Loan, maturing June 9, 2007                                    1,240,484
                                                                                   --------------
                                                                                       51,409,469
                                                                                   --------------
Ecological: 5.2%
                    Allied Waste Industries, Inc.                 Ba3        BB
       12,615,278   Term Loan, maturing July 12, 2005                                  12,270,175
       26,094,607   Term Loan, maturing July 12, 2006                                  25,840,785
       31,313,528   Term Loan, maturing July 12, 2007                                  31,008,942

                    Clean Harbors                                  NR        B
        3,900,000   Term Loan, maturing May 8, 2001                                     3,899,657

                    Rumpke Consolidated Company                    NR        NR
        8,312,500   Term Loan, maturing September 26, 2002                              8,273,016
                                                                                   --------------
                                                                                       81,292,575
                                                                                   --------------
Electronics: 3.4%
                    Acterna,LLC                                   Ba3        B+
       11,364,706   Term Loan, maturing September 30, 2007                             11,313,565

                    Decision One Corporation                      Caa3       NR
        3,465,094   Term Loan, maturing April 18, 2005                                  3,031,958
        2,188,647   Term Loan, maturing April 18, 2005                                  1,915,066

                    Dynamic Details, Inc.                         Ba3       BB-
        5,635,854   Term Loan,maturing April 22, 2005                                   5,611,198

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Electronics (continued)
                    Electro Mechanical Solutions, Inc.             NR        NR
     $  4,248,085   Term Loan, maturing June 30, 2004(3)                           $    3,398,468

                    Frontway Network Solutions, Inc.               NR        NR
        1,505,505   Term Loan, maturing November 20, 2002(3)                            1,327,139

                    Insilco Technologies                           B2        B+
        4,987,500   Term Loan, maturing August 25, 2007                                 4,975,031

                    Intri-Plex Technologies, Inc.                  NR        NR
        5,347,826   Term Loan, maturing September 30, 2002                              2,673,913

                    Knowles Electronics                            B1        B+
        6,965,000   Term Loan, maturing June 29, 2007                                   6,634,162

                    ON Semiconductor Corporation                  Ba3       BB-
        2,510,089   Term Loan, maturing August 4, 2006                                  2,506,951
        2,703,340   Term Loan, maturing August 4, 2007                                  2,699,961

                    Sarcom, Inc.                                   NR        NR
        7,488,141   Term Loan, maturing November 20, 2002(3)                            6,560,539
                                                                                   --------------
                                                                                       52,647,951
                                                                                   --------------
Finance: 3.9%
                    Alliance Data Systems Corporation              B1        B+
       14,400,000   Term Loan, maturing October 31, 2005                               14,402,594
        1,659,107   Term Loan, maturing March 4, 2006                                   1,639,152
          781,250   Term Loan, maturing March 4, 2006                                     771,854

                    Anthony Crane Rental, LP                       B1       BB-
       14,775,000   Term Loan, maturing July 20, 2006                                  12,041,625

                    Bridge Information Systems, Inc.(2)            NR        NR
        5,843,952   Term Loan, maturing May 29, 2005(3)                                   774,323
        2,693,225   Term Loan, maturing April 1, 2001(3)                                2,127,648
        1,365,577   Term Loan, maturing April 1, 2001(3)                                1,078,806

                    National Partnership Investments
                    Corporation                                    NR        NR
        5,735,373   Term Loan, maturing June 30, 2001                                   5,709,613

                    Rent-A-Center, Inc.                           Ba3       BB-
        4,613,741   Term Loan, maturing January 31, 2006                                4,576,974
        5,953,119   Term Loan, maturing January 31, 2007                                5,905,679
        3,510,358   Term Loan, maturing December 31, 2007                               3,518,039

                    United Rentals, Inc.                          Ba3       BB+
        4,975,000   Term Loan, maturing June 30, 2006                                   4,814,203

                    Value Asset Management, Inc.                   NR        NR
        2,833,333   Term Loan, maturing April 28, 2003                                  2,826,250
                                                                                   --------------
                                                                                       60,186,760
                                                                                   --------------
Grocery: 0.2%
                    Grand Union Capital Corporation(2)             NR        NR
        4,976,273   Term Loan, maturing August 17, 2003                                 3,769,526
                                                                                   --------------
                                                                                        3,769,526
                                                                                   --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Healthcare, Education and Childcare: 9.4%
                    Advance PCS                                   Ba3        BB
     $  4,500,000   Term Loan, maturing October 2, 2007                            $    4,518,284
       13,769,231   Term Loan, maturing October 3, 2005                                13,691,779

                    Alliance Imaging, Inc.                         B1        B+
        1,343,284   Term Loan, October 2, 2007                                          1,319,776
        6,088,327   Term Loan, October 2, 2008                                          5,981,781

                    Caremark, RX                                  Ba3       BB-
           69,981   Term Loan, maturing June 9, 2001                                       69,871
          340,881   Term Loan, maturing June 9, 2001                                      340,349

                    Children's Discovery Centers of America        B3        B-
        9,117,188   Term Loan, maturing August 10, 2004                                 8,889,258

                    Columbia/HCA Healthcare                       Ba2       BB+
          725,000   Revolving Loan, maturing February 26, 2003                            717,750
       15,000,000   Term Loan, maturing September 13, 2001                             15,018,750

                    Community Health Systems, Inc.                 B2        B
        5,875,428   Term Loan, maturing December 31, 2003                               5,832,414
        5,875,428   Term Loan, maturing December 31, 2004                               5,833,460
        1,306,644   Term Loan, maturing December 31, 2005                               1,302,444

                    Concentra Operating Corporation               Ba3        B+
        3,283,333   Term Loan, maturing June 30, 2006                                   3,184,833
        1,641,667   Term Loan, maturing June 30, 2007                                   1,592,417

                    Covenent Care California                       NR        NR
        6,000,000   Term Loan, maturing April 30, 2001                                  5,910,000

                    Dade Behring, Inc.                            Ba3        B+
        3,188,876   Term Loan, maturing June 30, 2006                                   2,134,270
        3,188,876   Term Loan, maturing June 30, 2007                                   2,134,270

                    Express Scripts, Inc.                         Ba2        BB
        9,273,504   Term Loan, maturing March 31, 2005                                  9,227,137

                    Fountain View, Inc.                            B2        B
       12,794,118   Term Loan, maturing March 31, 2004                                 12,346,324

                    Genesis Health Ventures, Inc.(2)              Caa2       NR
        2,766,313   Term Loan, maturing September 30, 2003                              1,711,656

                    Healthcare Direct, Inc.                        NR        NR
        2,923,881   Term Loan, maturing August 1, 2004                                  2,868,542
        3,997,500   Term Loan, maturing August 1, 2006                                  3,950,242

                    Magellan Health Services                       B2        B+
        1,243,317   Term Loan, maturing February 28, 2005                               1,195,657
        1,243,317   Term Loan, maturing February 28, 2006                               1,195,657

                    Mellon Financial Services Corporation IV(2)    NR        NR
        4,400,754   Term Loan, maturing September 30, 2004                              2,688,861

                    Paragon Health Network, Inc.(2)                NR        NR
       14,449,496   Term Loan, maturing April 30, 2005(3)                               7,239,198
        8,644,935   Term Loan, maturing March 31, 2006(3)                               4,331,112

                    Sybron Dental Specialties                     Ba3       BB-
        2,500,000   Term Loan, maturing December 1, 2007                                2,517,970

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Healthcare, Education and Childcare (continued)
                    The Brown Schools (Healthcare America)        Caa1       B
     $ 10,156,250   Term Loan, maturing June 30, 2004                              $    9,699,219
        4,062,500   Term Loan, maturing June 30, 2005                                   3,879,688

                    The Multicare Companies, Inc.(2)              Caa3       NR
        3,312,183   Term Loan, maturing September 30, 2003(3)                           2,023,744

                    Vision Twenty-One                             Caa3       B-
        2,898,018   Term Loan, maturing October 31, 2002                                2,840,057
                                                                                   --------------
                                                                                      146,186,770
                                                                                   --------------
Home and Office Furnishings, Housewares, and Durable Consumer Products: 2.5%
                    American Blind & Wallpaper Factory, Inc.       NR        NR
          722,983   Term Loan, maturing December 29, 2005                                 714,797

                    Buhrmann NV                                   Ba3       BB-
        8,569,283   Term Loan, maturing October 26, 2007                                8,579,231
        6,914,903   Term Loan, maturing October 26, 2005                                6,855,836

                    Desa International, Inc.                       B2        B-
        7,735,900   Term Loan, maturing November 26, 2004                               7,175,047

                    Identity Group, Inc.                           B2        B+
        4,925,000   Term Loan, maturing May 7, 2007                                     4,683,984

                    Imperial Home D-cor Group(2)                   D         D
        2,490,579   Revolving Loan, maturing March 13, 2005(3)                            622,645
        5,969,469   Term Loan, maturing March 13, 2005(3)                               1,492,367
        1,492,367   Term Loan, maturing March 13, 2006(3)                                 373,092

                    Juno Lighting                                  B1        B+
        4,605,521   Term Loan, maturing November 30, 2006                               4,573,858

                    U.S. Office Products                          Caa1      CCC-
        6,650,731   Term Loan, maturing June 9, 2006                                    3,800,893
                                                                                   --------------
                                                                                       38,871,750
                                                                                   --------------
Hotels, Motels, Inns and Gaming: 10.9%
                    Aladdin Gaming, LLC                            B2       CCC+
        2,984,211   Term Loan, maturing February 26, 2008                               2,621,131
        4,477,500   Term Loan, maturing August 26, 2008                                 3,932,736

                    Ameristar Casinos, Inc.                       Ba3        B+
        2,278,107   Term Loan, maturing December 21, 2006                               2,282,378
        1,952,663   Term Loan, maturing December 21, 2007                               1,956,324

                    Autotote Corporation                           B1        B+
        4,987,500   Term Loan, maturing August 23, 2007                                 4,800,469

                    Extended Stay America, Inc.                   Ba3        B+
        9,849,495   Term Loan, maturing December 31, 2003                               9,808,452
        5,500,000   Term Loan, maturing June 30, 2007                                   5,516,698

                    Horseshoe Gaming Holding Corporation          Ba2       BB+
        2,961,000   Term Loan, maturing September 30, 2006                              2,969,329

                    Lodgian Financing Corporation                  B1        B+
       12,416,345   Term Loan, maturing September 15, 2006                             12,431,865

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Hotels, Motels, Inns and Gaming (continued)
                    Meristar Hospitality Corporation              Ba1       BB-
     $ 19,352,932   Term Loan, maturing July 31, 2003                              $   19,264,237

                    Meristar Investment Partners                  Ba3        B+
        9,962,980   Term Loan, maturing January 31, 2004                                9,900,711

                    Penn National Gaming, Inc.                    Ba3        B+
        4,975,000   Term Loan, matuing August 8, 2006                                   4,964,120

                    Resort at Summerlin(2)                         NR        NR
        1,218,274   Revolving Loan (DIP), maturing September
                    30, 2001                                                            1,193,909

                    Starwood Hotels & Resorts Worldwide, Inc.     Ba1       BBB-
       35,000,000   Term Loan, maturing February 23, 2003                              34,934,375
       11,500,000   Term Loan, maturing February 23, 2003                              11,535,938

                    Strategic Hotel Capital, Inc.                 Ba2       BB-
        9,341,667   Term Loan, maturing November 9, 2004                                9,400,052

                    Wyndham International, Inc.                    B1        B+
       11,390,769   Term Loan, maturing June 30, 2004                                  11,359,126
       21,500,000   Term Loan, maturing June 30, 2006                                  21,340,083
                                                                                   --------------
                                                                                      170,211,933
                                                                                   --------------
Insurance: 0.6%
                    USI Holdings Corporation                       B2        B+
        9,500,000   Term Loan, maturing September 17, 2004                              9,470,313
                                                                                   --------------
                                                                                        9,470,313
                                                                                   --------------
Leisure, Amusement, Motion Pictures and Entertainment: 4.5%
                    Amfac Parks & Resorts, Inc.                    NR        NR
        3,637,500   Term Loan, maturing September 4, 2004                               3,592,031
        3,637,500   Term Loan, maturing September 30, 2004                              3,592,031

                    Fitness Holdings Worldwide                     NR        B
        9,362,000   Term Loan, maturing November 1, 2006                                9,067,097
        8,370,000   Term Loan, maturing November 1, 2007                                8,106,345

                    Icon Health & Fitness, Inc.                    NR        NR
        4,896,875   Term Loan, maturing November 29, 2004                               4,872,390
        5,259,906   Term Loan, maturing March 1, 2005                                   5,102,109
        3,500,000   Term Loan, maturing August 31, 2004                                 3,469,375

                    Metro-Goldwyn-Mayer                           Ba3       BB-
       10,000,000   Term Loan, maturing March 31, 2005                                  9,816,670
        9,000,000   Term Loan, maturing March 31, 2006                                  8,942,346

                    Panavision, Inc.                               B2        B+
       14,183,919   Term Loan, maturing March 10, 2005                                 14,042,080
                                                                                   --------------
                                                                                       70,602,474
                                                                                   --------------
Machinery: 1.2%
                    Alliance Laundry Systems, LLC                  B1        B+
        4,987,500   Term Loan, maturing May 1, 2005                                     4,865,930

                    Clearing-Niagara(2)                            NR        NR
        8,312,732   Term Loan, maturing October 18, 2004(3)                             6,234,549

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Machinery (continued)
                    Morris Material Handling(2)                    NR        NR
     $  4,658,193   Term Loan, maturing March 31, 2005                             $    4,101,294

                    Vutek, Inc.                                    B1        NR
        3,956,869   Term Loan, maturing December 30, 2007                               3,950,636
                                                                                   --------------
                                                                                       19,152,409
                                                                                   --------------
Mining, Steel, Iron and Non-Precious Metals: 0.4%
                    National Refractories Company                  NR        NR
        2,083,334   Term Loan, maturing September 30, 2001                              2,088,638

                    Peabody Holding Company                       Ba2       BB-
        4,122,807   Term Loan, maturing June 30, 2006                                   4,122,807
                                                                                   --------------
                                                                                        6,211,445
                                                                                   --------------
North American Cable: 5.6%
                    Benedek Broadcasting Corporation               B1        B
        6,000,000   Term Loan, maturing November 20, 2007                               5,910,000

                    CC VI Operating Company LLC                   Ba3       BB+
        5,000,000   Term Loan, maturing November 1, 2008                                5,003,125

                    CC VIII Operating LLC                         Ba3       BB+
        4,500,000   Term Loan, maturing February 2, 2008                                4,504,500

                    Century Cable Holdings LLC                    Ba3        BB
        8,000,000   Term Loan, maturing June 30, 2009                                   7,999,232
       16,000,000   Term Loan, maturing December 31, 2009                              16,002,496

                    Charter Communications Operating LLC          Ba3        BB
       16,500,000   Term Loan, maturing March 17, 2008                                 16,497,706
        6,556,250   Term Loan, maturing March 18, 2008                                  6,559,325

                    Emmis Communications                          Ba2        B+
       25,000,000   Term Loan, maturing August 30, 2009                                25,140,625
                                                                                   --------------
                                                                                       87,617,009
                                                                                   --------------
Oil and Gas: 0.5%
                    Key Energy Group, Inc.                        Ba3        B+
        3,472,950   Term Loan, maturing October 26, 2004                                3,477,833
        5,100,333   Revolving Loan, maturing October 26, 2003                           4,966,449
                                                                                   --------------
                                                                                        8,444,282
                                                                                   --------------
Other Telecommunications: 2.1%
                    Cincinnati Bell, Inc.                         Ba1        NR
       10,000,000   Term Loan, maturing January 31, 2006                               10,029,170
       17,500,000   Term Loan, maturing November 9, 2004                               17,394,720

                    Pacific Coin                                   NR        NR
        4,380,713   Term Loan, maturing October 31, 2007                                4,293,099
        2,782,282   Term Loan, maturing December 31, 2007(3)                            1,669,369
                                                                                   --------------
                                                                                       33,386,358
                                                                                   --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Personal and Nondurable Consumer Products: 2.7%
                    AM Cosmetics, Inc.                             NR        NR
     $  2,290,692   Revolver, maturing May 30, 2004(3)                             $    1,947,089
        1,305,151   Term Loan, maturing June 30, 2003(3)                                1,109,378
        2,610,303   Term Loan, maturing December 31, 2004(3)                            2,218,758

                    Amscan Holdings                                B1        B+
        9,668,774   Term Loan, maturing December 31, 2004                               8,532,693

                    Centis, Inc.                                   B1        B
        3,900,000   Term Loan, maturing September 30, 2005                              2,808,000
        3,421,250   Term Loan, maturing September 30, 2006                              2,463,300

                    Medtech Products, Inc.                         NR        NR
        7,000,468   Term Loan, maturing October 15, 2002                                6,930,463

                    Norwood Promotional Products                   B2        B
        3,131,029   Term Loan, maturing May 12, 2006                                    3,110,483
        2,795,295   Term Loan, maturing November 30, 2006                               2,776,952

                    Paint Sundry Brands LLC                        B1        B+
        1,019,102   Term Loan, maturing August 11, 2005                                 1,003,816
          998,095   Term Loan, maturing August 11, 2006                                   983,123

                    Playtex Products                              Ba2        BB
        8,000,000   Term Loan, maturing September 15, 2003                              7,876,664
                                                                                   --------------
                                                                                       41,760,719
                                                                                   --------------
Personal, Food & Miscellaneous: 2.7%
                    Brickman Group Ltd.                            NR        NR
        4,687,782   Term Loan, maturing December 31, 2005                               4,664,343

                    Coinmach Laundry Corporation                   B1       BB-
        8,695,881   Term Loan, maturing June 30, 2005                                   8,686,368
        5,595,808   Revolving Loan, maturing May 5, 2005                                5,497,881

                    Otis Spunkmeyer, Inc.                          NR        NR
        4,566,752   Term Loan, maturing June 1, 2006                                    4,292,747

                    Papa Gino's, Inc.                              NR        NR
        2,145,907   Term Loan, maturing February 19, 2002                               2,143,466
       14,388,247   Term Loan, maturing February 19, 2004                              14,373,828
        2,015,225   Term Loan, maturing August 31, 2004                                 1,991,401
                                                                                   --------------
                                                                                       41,650,034
                                                                                   --------------
Printing and Publishing: 4.1%
                    Advanstar Communications, Inc.                Ba3        B+
        1,782,857   Term Loan, maturing November 7, 2007                                1,787,314
       16,056,000   Term Loan, maturing April 11, 2007                                 16,005,825

                    Canwest Media, Inc.                           Ba3       BB-
        6,154,783   Term Loan, maturing May 15, 2008                                    6,167,603
        5,767,826   Term Loan, maturing May 15, 2009                                    5,779,841

                    Mail-Well I Corporation                       Ba2        BB
        4,202,571   Term Loan, maturing February 22, 2007                               4,181,558

                    Vertis, Inc.                                   B1       BB-
        3,974,258   Term Loan, maturing December 7, 2008                                3,859,998

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Printing and Publishing: 4.1% (continued)
                    Von Hoffman Press, Inc.                        B1        B+
     $  3,246,429   Term Loan, maturing May 22, 2004                               $    3,196,719
       10,551,786   Term Loan, maturing May 22, 2005                                   10,390,217

                    Weider Publications, Inc.                      NR        B-
        9,675,000   Term Loan, maturing September 28, 2005                              9,675,000

                    Ziff-Davis Media, Inc.                        Ba3        B+
        2,369,060   Term Loan, maturing March 31, 2007                                  2,362,027
                                                                                   --------------
                                                                                       63,406,102
                                                                                   --------------
Radio and Television Broadcasting: 2.4%
                    Insight Midwest, LP                           Ba3       BB+
       23,000,000   Term Loan, maturing December 31, 2009                              23,120,750

                    Pegasus Media & Communications, Inc.           B1        B+
        2,000,000   Term Loan, maturing April 20, 2005                                  2,000,834

                    Susquehanna Media Company                     Ba1       BB-
        5,000,000   Term Loan, maturing June 30, 2008                                   5,009,375

                    Telemundo Holdings, Inc.                       B1        B+
        6,837,878   Term Loan, maturing December 29, 2006                               6,786,594
                                                                                   --------------
                                                                                       36,917,553
                                                                                   --------------
Retail Stores: 2.4%
                    CSK Auto, Inc.                                Ba3       BB-
        6,250,000   Term Loan, maturing October 31, 2003                                5,715,625
        2,479,920   Term Loan, maturing October 31, 2003                                2,267,887

                    Murray's Discount Auto Stores, Inc.            NR        NR
       13,369,186   Term Loan, maturing June 30, 2003                                  12,961,723
          198,333   Revolving Loan, maturing January 26, 2006                             191,229

                    Peebles, Inc.                                  NR        NR
        2,134,913   Term Loan, maturing April 30, 2001                                  2,102,889
       11,565,647   Term Loan, maturing April 30, 2002                                 11,392,163

                    Travel Centers of America, Inc.               Ba3        BB
        2,500,000   Term Loan, maturing November 8, 2006                                2,520,313
                                                                                   --------------
                                                                                       37,151,829
                                                                                   --------------
Telecommunication Equipment: 3.0%
                    American Tower, LP                            Ba3       BB-
       17,916,667   Term Loan, maturing June 30, 2007                                  17,838,281

                    Crown Castle Operating Company                Ba3       BB-
        5,000,000   Term Loan, maturing March 18, 2008                                  5,028,470

                    Infonet Services Corp                         Ba3        BB
        5,000,000   Term Loan, maturing June 20, 2006                                   4,987,500

                    Pinnacle Towers, Inc.                          B1        B+
        6,000,000   Term Loan, maturing June 30, 2007                                   5,962,500

                            Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Telecommunication Equipment (continued)
                    Spectrasite Communications                     B1        B
     $  6,500,000   Term Loan, maturing February 22, 2008                          $    6,539,104

                    Tripoint Global Communications, Inc.           NR        NR
        6,499,545   Term Loan, maturing May 28, 2006                                    6,418,301
                                                                                   --------------
                                                                                       46,774,156
                                                                                   --------------
Textiles and Leather: 3.6%
                    Accessory Network Group, Inc.                  NR        NR
        8,267,519   Term Loan, maturing August 13, 2005                                 7,370,759

                    Galey & Lord, Inc.                            Caa2       B+
        4,686,034   Term Loan, maturing March 23, 2005                                  4,246,718
        3,324,208   Term Loan, maturing March 23, 2006                                  3,012,564

                    Humphrey's, Inc.                               NR        NR
        6,645,732   Term Loan, maturing November 15, 2003                               5,682,101

                    Levi Strauss & Company                        Ba2       BB+
        3,214,286   Revolving Loan, maturing August 29, 2003                            3,206,250
       10,000,000   Term Loan, maturing August 29, 2003                                 9,962,500
        4,000,000   Term Loan, maturing August 31, 2003                                 4,028,332

                    Malden Mills                                   B1        NR
        9,809,000   Term Loan, maturing October 28, 2006                                8,533,830

                    Scovill Fasteners, Inc.                       Caa3      CCC-
        4,508,929   Term Loan, maturing November 26, 2003                               4,332,882

                    Tartan Textile Services, Inc.                  NR        NR
        9,712,437   Term Loan, maturing May 13, 2005(3)                                 5,827,462
                                                                                   --------------
                                                                                       56,203,398
                                                                                   --------------
                    Total Senior Loans 127.7%
                     (Cost $2,110,318,743)                                          1,988,832,057
                                                                                   --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

Other Corporate Debt

                                                                   Bank Loan
                                                                    Ratings+
                                                                  (Unaudited)
Principal Amount    Borrower/Tranche Description                Moody's     S&P          Value
-------------------------------------------------------------------------------------------------
Automobile 0.4%
                    Capital Tool & Design Ltd.                     NR        NR
     $  6,000,000   Subordinated Note, maturing July 19, 2003                      $    5,760,000
                                                                                   --------------
                                                                                        5,760,000
                                                                                   --------------
Building & Real Estate 0.6%
                    National Golf Operating Partnership            NR        NR
        9,900,000   Term Loan, maturing July 22, 2004                                   9,924,750
                                                                                   --------------
                                                                                        9,924,750
                                                                                   --------------
Finance 0.6%
                    Value Asset Management, Inc.                   NR        NR
       10,000,000   Sr. Sub Bridge, maturing August 31, 2005                            9,975,000
                                                                                   --------------
                                                                                        9,975,000
                                                                                   --------------
Healthcare, Education and Childcare 0.0%
                    Vision Twenty-One                              NR        NR
          368,022   Term Loan, maturing October 31, 2002                                  349,621
                                                                                   --------------
                                                                                          349,621
                                                                                   --------------
Oil and Gas 0.4%
                    Premcor Refining, Inc.                        Ba3       BB-
        9,000,000   Floating Rate Note, maturing November 15,
                    2004                                                                6,592,500
                                                                                   --------------
                                                                                        6,592,500
                                                                                   --------------
Personal & Nondurable Consumer Products 0.2%
                    Paint Sundry Brands LLC                        NR        NR
        2,875,000   Subordinated Note, maturing August 11,
                    2008                                                                2,645,000
                                                                                   --------------
                                                                                        2,645,000
                                                                                   --------------
                    Total Other Corporate Debt 2.3%
                    (Cost $37,766,022)                                                 35,246,871
                                                                                   --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

Common Stocks

           Shares
           ------
                    Apparel Products 0.0%
           13,294   Butterick Company, Inc.@(R)                                    $       22,364
                                                                                   --------------
                    Automobile 0.5%
          212,171   Breed Technology@(R)                                                3,365,032
          660,808   Safelite Glass Corp@                                                4,956,060
           44,605   Safelite Realty@                                                            1
                                                                                   --------------
                                                                                        8,321,093
                                                                                   --------------
                    Electronics 0.1%
          149,645   Decision One Corporation@                                           1,197,160
                                                                                   --------------
                    Diversified / Conglomerate Services 0.0%
           60,056   Staff Leasing, Inc.@                                                  195,182
                                                                                   --------------
                    Home and Office Furnishings 0.1%
           80,400   American Blind and Wallpaper, Inc.@(R)                              1,045,200
                                                                                   --------------
                    Personal and Nondurable Consumer Products 0.0%
           37,197   AM Cosmetics Corp.@(R)                                                    --
                                                                                   --------------
                    Restaurants 0.5%
          413,980   America's Favorite Chicken Co.@(R)                                  7,203,164
                                                                                   --------------
                    Textiles and Leather 0.0%
          127,306   Dan River, Inc.@                                                      308,081
                                                                                   --------------
                    Total Common Stock 1.2%
                      (Cost $4,980,861)                                                18,292,244
                                                                                   --------------

Other Securities

           Shares
           ------
              415  AM Cosmetics, Series E-1 Perferred Stock, exchangeable
                    for Common Shares on a 1-for-1 basis.                          $           --
                                                                                   --------------
           48,930  Autotote Systems, Inc., Warrants representing 48,930
                    Common shares, Expires 10/30/03@(R)                                    57,540
                                                                                   --------------
                1  Autotote Systems, Inc., Option representing 0.248%
                    Common shares issued and outstanding @(R)                                  --
                                                                                   --------------
           94,620  Boston Chicken, Inc., residual interest in the Boston
                    Chicken Plan Trust@(R)(2)                                           9,460,761
                                                                                   --------------
           10,000  Casden Properties Operation, Junior Cumulative
                   Preferred Partnership Units (R)                                        250,000
                                                                                   --------------
           80,634  Capital Tool & Design, Warrants representing 80,634
                    Common shares@(R)                                                     256,658
                                                                                   --------------
           19,000  Covenant Care, Inc., Warrants representing 19,000
                    Common shares@(R)                                                       6,915
                                                                                   --------------
              449  Murray's Discount, Warrants representing 5% of
                    common equity on a fully diluted basis@(R)                                  4
                                                                                   --------------
            2,564  Electro Mechanical Solutions, Warrants representing
                    2,564 Common shares@(R)                                                    26
                                                                                   --------------
          243,778  Vision Twenty-one, Warrants representing 243,778
                    Common shares@(R)                                                       2,438
                                                                                   --------------
                     Total Other Securities -- 0.6%
                       (Cost $9,460,761)                                               10,034,342
                                                                                   --------------
                   Total Investments (cost $2,162,526,387)(5)             131.8%   $2,052,405,514
                   Liabilities in excess of cash and other assets, net    (31.8)%    (494,973,417)
                                                                          -----    --------------
                   Net Assets                                             100.0%   $1,557,432,097
                                                                          =====    ==============

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2001
--------------------------------------------------------------------------------

----------
@    Non-income producing security.
(R)  Restricted security.
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
NR   = Not Rated
DIP  = Debter In Possession Loan
+ Bank Loans rated below Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.
(3)  Loan is on non-accrual basis.
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.
(5) For federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $2,162,526,387 and net unrealized depreciation consists of the following:

         Gross Unrealized Appreciation                           $   20,651,951
         Gross Unrealized Depreciation                             (130,772,824)
                                                                 --------------
            Net Unrealized Depreciation                          $ (110,120,873)
                                                                 ==============

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $2,162,526,387)                        $ 2,052,405,514
Cash                                                                                  2,485,279
Receivables:
 Interest                                                                            18,114,005
 Other                                                                                   59,649
Prepaid expenses                                                                        390,559
Prepaid arrangement fees on notes payable                                               431,140
                                                                                ---------------
   Total assets                                                                   2,073,886,146
                                                                                ---------------
LIABILITIES:
Notes payable                                                                       510,000,000
Deferred arrangement fees on senior loans                                             1,047,971
Accrued interest payable                                                              2,331,429
Accrued Preferred Shares dividend payable                                               261,694
Payable to affiliates                                                                 1,619,673
Accrued expenses                                                                      1,193,282
                                                                                ---------------
   Total liabilities                                                                516,454,049
                                                                                ---------------
NET ASSETS                                                                      $ 1,557,432,097
                                                                                ===============
Net asset value per common share outstanding (net assets less preferred shares at liquidation value, divided by 136,847,071 common shares
 authorized and outstanding, no par value)                                      $          8.09
                                                                                ===============
Net Assets Consist of:
 Preferred Shares, $25,000 stated value per share
   at liquidation value (18,000 shares outstanding)                             $   450,000,000
 Paid in capital                                                                  1,287,135,487
 Undistributed net investment income                                                  7,032,048
 Accumulated net realized loss on investments                                       (76,614,565)
 Net unrealized depreciation of investments                                        (110,120,873)
                                                                                ---------------
   Net assets                                                                   $ 1,557,432,097
                                                                                ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Year Ended February 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                          $ 167,500,046
Arrangement fees earned                                               2,131,404
Dividends                                                                30,000
Other                                                                 3,875,338
                                                                  -------------
 Total investment income                                            173,536,788
                                                                  -------------
EXPENSES:
Interest                                                             30,529,134
Investment management fees                                           14,077,382
Administration fees                                                   4,077,743
Transfer agent and registrar fees                                       346,805
Reports to shareholders                                                 275,509
Custodian fees                                                          556,318
Revolving credit facility fees                                          299,904
Professional fees                                                       970,447
Preferred Shares -- dividend disbursing agent fees                      324,734
Insurance expense                                                        38,509
Pricing fees                                                             85,742
ICI fees                                                                 16,663
Postage fees                                                            342,850
Trustees' fees                                                           56,830
                                                                  -------------
 Total expenses                                                      51,998,570
                                                                  -------------
   Net investment income                                            121,538,218
                                                                  -------------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss on investments                                     (4,909,435)
Net change in unrealized depreciation of investments               (101,823,007)
                                                                  -------------
 Net loss on investments                                           (106,732,442)
                                                                  -------------
   Net increase in net assets resulting from operations           $  14,805,776
                                                                  =============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Year Ended             Year Ended
                                                                     February 28,           February 29,
                                                                         2001                   2000
                                                                   ---------------        ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                              $   121,538,218        $   106,494,015
Net realized loss on investments                                        (4,909,435)           (37,913,867)
Change in unrealized depreciation of investments                      (101,823,007)            (2,330,185)
                                                                   ---------------        ---------------
 Net increase in net assets resulting from operations                   14,805,776             66,249,963
                                                                   ---------------        ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
Common Shares                                                         (117,654,573)          (104,450,361)
Preferred Shares                                                        (8,783,182)                    --
                                                                   ---------------        ---------------
Decrease in net assets from distributions to shareholders             (126,437,755)          (104,450,361)
                                                                   ---------------        ---------------
CAPITAL SHARE TRANSACTIONS:
Common shares issued from dividend reinvestment                          5,733,515              9,369,771
Common shares sold in connection with Shelf offerings                    1,236,107             43,604,392
Net proceeds from sales of Preferred Shares                            444,755,346                     --
                                                                   ---------------        ---------------

 Net increase from capital share transactions                          451,724,968             52,974,163
                                                                   ---------------        ---------------
 Net increase in net assets                                            340,092,989             14,773,765

NET ASSETS:
Beginning of year                                                    1,217,339,108          1,202,565,343
                                                                   ---------------        ---------------
End of year (including undistributed net investment income
 of $7,032,048 and $11,931,585, respectively)                      $ 1,557,432,097        $ 1,217,339,108
                                                                   ===============        ===============
SUMMARY OF COMMON SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                         666,982              1,031,864
Shares sold in connection with Shelf offerings                             143,928              4,798,146
                                                                   ---------------        ---------------
 Net increase in shares Common Shares outstanding                          810,910              5,830,010
                                                                   ===============        ===============
SUMMARY OF PREFERRED SHARES SOLD:
 Series M                                                                    3,600                     --
 Series T                                                                    3,600                     --
 Series W                                                                    3,600                     --
 Series Th                                                                   3,600                     --
 Series F                                                                    3,600                     --
                                                                   ---------------        ---------------
 Total preferred shares sold                                                18,000                     --
                                                                   ===============        ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Year Ended February 28, 2001
--------------------------------------------------------------------------------

INCREASE (DECREASE) in Cash
Cash Flows From Operating Activities:
 Interest received                                              $   169,174,417
 Dividends received                                                      30,000
 Facility fees paid                                                     (77,341)
 Arrangement fee received                                             1,179,550
 Other income received                                                3,860,718
 Interest paid                                                      (31,337,289)
 Other operating expenses paid                                      (20,919,406)
 Purchases of portfolio securities                               (1,277,305,465)
 Proceeds from disposition of portfolio securities                  808,257,969
                                                                ---------------
   Net cash used for operating activities                          (347,136,847)
                                                                ---------------
Cash Flows From Financing Activities:
 Dividends paid                                                    (111,921,058)
 Overdraft financing                                                 (1,926,781)
 Net proceeds from sales of Preferred Shares                        444,755,346
 Dividends paid to Preferred Shareholders                            (8,521,488)
 Proceeds from Common Shares shelf offerings                          1,236,107
 Loan advance                                                        26,000,000
                                                                ---------------
   Net cash provided by financing activities                        349,622,126
                                                                ---------------
 Net change in cash                                                   2,485,279
 Cash at beginning of year                                                   --
                                                                ---------------
 Cash at end of year                                            $     2,485,279
                                                                ===============
Reconciliation Of Net Increase In Net Assets Resulting From
 Operations To Net Cash Used for Operating Activities:
Net increase in net assets resulting from operations            $    14,805,776
                                                                ---------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
 Increase in investments in securities                             (362,315,054)
 Decrease in interest receivable                                      1,674,371
 Increase in other assets                                               (14,620)
 Decrease in prepaid arrangement fees on notes payable                  222,563
 Increase in prepaid expenses                                           (61,395)
 Decrease in deferred arrangement fees on senior loans                 (951,854)
 Decrease in accrued interest payable                                  (808,155)
 Increase in payable to affiliates                                    1,367,996
 Decrease in accrued expenses                                        (1,056,475)
                                                                ---------------
 Total adjustments                                                 (361,942,623)
                                                                ---------------
   Net cash used for operating activities                       $  (347,136,847)
                                                                ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a common share outstanding throughout the period


                                                                  Years Ended February 28 or February 29,
                                                          -----------------------------------------------------
                                                              2001                 2000                1999(8)
                                                          -----------          -----------          -----------
Per Share Operating Performance
Net asset value, beginning of period                      $      8.95          $      9.24          $      9.34
Net investment income                                            0.88                 0.79                 0.79
Net realized and unrealized gain (loss)
 on investments                                                 (0.78)               (0.30)               (0.10)
                                                          -----------          -----------          -----------
Increase in net asset value from
 investment operations                                           0.10                 0.49                 0.69
Distributions to Common Shareholders
 from net investment income                                     (0.86)               (0.78)               (0.82)
Distribution to Preferred Shareholders                          (0.06)                  --                   --
Increase in net asset value from share offerings                   --                   --                 0.03
Reduction in net asset value from rights offering                  --                   --                   --
Increase in net asset value from
 repurchase of capital stock                                       --                   --                   --
Reduction in net asset value from
 Preferred Shares offerings                                     (0.04)                  --                   --
                                                          -----------          -----------          -----------
Net asset value, end of period                            $      8.09          $      8.95          $      9.24
                                                          ===========          ===========          ===========
Closing market price at end of period                     $      8.12          $      8.25          $      9.56
Total Return(3)
Total investment return at closing market price(4)               9.10%               (5.88)%               1.11%
Total investment return at net asset value(5)                    0.19%                5.67%                7.86%
Ratios/Supplemental Data
Net Assets, end of period (000's)                         $ 1,557,432                   --                   --
Net assets attributed to common shares
 end of period (000's)                                    $ 1,107,432          $ 1,217,339          $ 1,202,565
Preferred Rate Shares
 Aggregate amount outstanding (000's)                     $   450,000                   --                   --
Liquidation and market value Per Share                    $    25,000                   --                   --
Asset coverage Per Share**                                        215%                  --                   --
Average borrowings (000's)                                $   450,197          $   524,019          $   490,978
Ratios to average net assets including preferred*
 Expenses (before interest and other fees
  related to revolving credit facility)                          1.62%                  --                   --
 Expenses                                                        3.97%                  --                   --
 Net investment income                                           9.28%                  --                   --
Ratios to average net assets plus borrowing
 applicable to common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                          1.31%                1.00%(9)             1.05%(9)
 Expenses                                                        3.21%                2.79%(9)             2.86%(9)
 Net investment income                                           7.50%                6.12%                6.00%
Ratios to average net assets applicable to
 common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                          1.81%                1.43%(9)             1.50%(9)
 Expenses                                                        4.45%                4.00%(9)             4.10%(9)
 Net investment income                                          10.39%                8.77%                8.60%
 Portfolio turnover rate                                           46%                  71%                  68%
 Shares outstanding at end of period (000's)                  136,847              136,036              130,206


                                                                         Years Ended February 28 or February 29,
                                                         -----------------------------------------------------------------------
                                                           1998(8)             1997(8)             1996(7)               1995
                                                         -----------         -----------         -----------         -----------
Per Share Operating Performance
Net asset value, beginning of period                     $      9.45         $      9.61         $      9.66         $     10.02
Net investment income                                           0.87                0.82                0.89                0.74
Net realized and unrealized gain (loss) on
 investments                                                   (0.13)              (0.02)              (0.08)               0.07
                                                         -----------         -----------         -----------         -----------
Increase in net asset value from
 investment operations                                          0.74                0.80                0.81                0.81
Distributions to Common Shareholders
 from net investment income                                    (0.85)              (0.82)              (0.86)              (0.73)
Distribution to Preferred Shareholders                            --                  --                  --                  --
Increase in net asset value from share offerings                  --                  --                  --                  --
Reduction in net asset value from rights offering                 --               (0.14)                 --               (0.44)
Increase in net asset value from
 repurchase of capital stock                                      --                  --                  --                  --
Reduction in net asset value from
 Preferred Shares offerings                                       --                  --                  --                  --
                                                         -----------         -----------         -----------         -----------
Net asset value, end of period                           $      9.34         $      9.45         $      9.61         $      9.66
                                                         ===========         ===========         ===========         ===========
Closing market price at end of period                    $     10.31         $     10.00         $      9.50         $      8.75
Total Return(3)
Total investment return at closing market price(4)             12.70%              15.04%(6)           19.19%               3.27%(6)
Total investment return at net asset value(5)                   8.01%               8.06%(6)            9.21%               5.24%(6)
Ratios/Supplemental Data
Net Assets, end of period (000's)                                 --                  --                  --                  --
Net assets attributed to common shares
 end of period (000's)                                   $ 1,034,403         $ 1,031,089         $   862,938         $   867,083
Preferred Rate Shares
 Aggregate amount outstanding (000's)                             --                  --                  --                  --
Liquidation and market value Per Share                            --                  --                  --                  --
Asset coverage Per Share**                                        --                  --                  --                  --
Average borrowings (000's)                               $   346,110         $   131,773         $        --         $        --
Ratios to average net assets including preferred*
 Expenses (before interest and other fees
  related to revolving credit facility)                           --                  --                  --                  --
 Expenses                                                         --                  --                  --                  --
 Net investment income                                            --                  --                  --                  --
Ratios to average net assets plus borrowing
 applicable to common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                         1.04%               1.13%                 --                  --
 Expenses                                                       2.65%               1.92%                 --                  --
 Net investment income                                          6.91%               7.59%                 --                  --
Ratios to average net assets applicable to
 common shares*
 Expenses (before interest and other fees
  related to revolving credit facility)                         1.39%               1.29%                 --                  --
 Expenses                                                       3.54%               2.20%               1.23%               1.30%
 Net investment income                                          9.23%               8.67%               9.23%               7.59%
 Portfolio turnover rate                                          90%                 82%                 88%                108%
 Shares outstanding at end of period (000's)                 110,764             109,140              89,794              89,794

----------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3)  Total return calculations are attributable to common shareholders.
(4) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------


                                        Years Ended February 28 or February 29,
      ---------------------------------------------------------------------------------------------------------------
          1994                1993                1992                1991                1990                1989
      -----------         -----------         -----------         -----------         -----------         -----------
      $     10.05         $      9.96         $      9.97         $     10.00         $     10.00         $     10.00
             0.60                0.60                0.76                0.98                1.06                0.72

            (0.05)               0.01               (0.02)              (0.05)                 --                  --
      -----------         -----------         -----------         -----------         -----------         -----------

             0.55                0.61                0.74                0.93                1.06                0.72

            (0.60)              (0.57)              (0.75)              (0.96)              (1.06)              (0.72)
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --

               --                  --                  --                  --                  --                  --
             0.02                0.05                  --                  --                  --                  --

               --                  --                  --                  --                  --                  --
      -----------         -----------         -----------         -----------         -----------         -----------
      $     10.02         $     10.05         $      9.96         $      9.97         $     10.00         $     10.00
      ===========         ===========         ===========         ===========         ===========         ===========
      $      9.25         $      9.13                  --                  --                  --                  --

             8.06%              10.89%                 --                  --                  --                  --
             6.28%               7.29%               7.71%               9.74%              11.13%               7.35%

      $   719,979         $   738,810         $   874,104         $ 1,158,224         $ 1,036,470         $   252,998

      $        --         $        --         $        --         $        --         $        --         $        --

               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --


               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --



               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --



               --                  --                  --                  --                  --                  --
             1.31%               1.42%               1.42%(2)            1.38%               1.46%(2)            1.18%(1)(2)
             6.04%               5.88%               7.62%(2)            9.71%              10.32%(2)            9.68%(1)(2)
               87%                 81%                 53%                 55%                100%                 49%(1)
           71,835              73,544              87,782             116,022             103,660              25,294

----------
(5) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(6) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(7) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(8) The Manager agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(9)  Calculated on total expenses before impact of earnings credits.
* Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to preferred shares.
** Asset coverage represents the total assets available for settlement of Preferred Stockholder's interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES


Pilgrim  Prime Rate Trust (the  "Trust"),  is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Senior Loan and Other Security Valuation. Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above. It is expected that most of the loans held by the Trust will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above.

     ING Pilgrim Investments, LLC ( the "Investment Manager") may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Trust's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the charactistics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
     (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral;
     (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and
     (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 28, 2001, the Trust had capital loss carryforwards for federal income tax purposes of approximately $76,611,257 which are scheduled to expire through February 28, 2009.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Loans are booked on a settlement date basis and security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current interest rate of the loan. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for items such as the treatment of short term capital gains. These
     "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. During the year ended February 28, 2001 the Trust reclassified $794,477 from paid in capital to accumulated net realized loss on investments, to reflect the treatment of permanent book/tax differences.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles in the United States of America. Actual results could differ from these estimates.

G. Share Offerings. During the year ended February 28, 1999, the Trust began issuing shares under

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

     various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

H. Recently Issued Accounting Standards. In November 2000 the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for the Trust as of March 1, 2001 and will require the Trust to amortize all premiums and accrete all discounts on debt securities. Historically, the Trust has not amortized premiums nor accreted discounts. Upon adoption, the Trust will be required to record the cumulative effect of this change. The cumulative effect will impact net investment income and unrealized gains and losses but will have no impact on net assets. The expected impact of this change will be a $3.7 million increase in the cost of securities and a corresponding $3.7 million increase in net unrealized depreciation of investments.


NOTE 2 -- INVESTMENTS

For the year ended February 28, 2001, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,277,305,465 and $808,257,969, respectively. At February 28, 2001, the
Trust held senior loans valued at $1,988,832,057 representing 96.9% of its total investments. The market value of these assets is established as set forth in
Note 1.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                       Date of          Cost or
                                                                     Acquisition     Assigned Basis
                                                                    -------------   ---------------
American Blind and Wallpaper -- Common                                 01/12/99             --
America's Favorite Chicken Co. -- Common                               11/06/92           $  1
Autotote Systems, Inc. -- Option                                       02/26/97             --
Autotote Systems, Inc. -- Warrant                                      11/11/92             --
Butterick Company, Inc. -- Common                                      05/01/97             --
Capital Tool & Design -- Warrants                                      07/26/96             --
Casden Properties Operation -- Preferred Partnership Units             12/31/98             --
Covenant Care, Inc. -- Warrants                                        12/22/95             --
Murray's Discount -- Warrants                                          02/16/99             --
Vision 21 -- Warrants                                                  11/28/00             --
                                                                                          ----
Total restricted securities excluding senior loans (market value
 of $21,670,102 was 1.39% of net assets at February 28, 2001)                             $  1
                                                                                          ====

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of ING Pilgrim Group, LLC (the "Administrator"), to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings.

The Trust has also entered into an Administration Agreement with the Administrator to provide administrative services and also to furnish facilities. Through April 30, 2000 the Trust compensated the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million. Effective May 1, 2000, the Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's average daily net assets plus borrowings.


NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $620 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at February 28, 2001, was $510 million, at a weighted average interest rate of 5.7%, which represented 24.7% of net assets plus borrowings. Average borrowings for the year ended February 28, 2001 were $450,197,260 and the average annualized interest rate was 6.4%.

As of February 28, 2001, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Airgate PCS                                                          $ 7,022,801
Alliance Data Systems                                                  1,785,714
AM Cosmetics                                                               1,997
Aurora Foods                                                           1,459,167
Avis Rent-A-Car                                                        2,487,593
Coinmach Laundry Corp.                                                 4,215,362
Columbia/HCA Healthcare                                                3,944,872
Crown Paper Co.                                                          700,000
Express Scripts, Inc.                                                 17,948,718
Huntsman Corporation                                                     590,785
Key Energy Group, Inc.                                               $ 5,599,667
Levi Strauss & Co.                                                     6,785,714
Meditrust Corp.                                                        7,058,824
Murray's Discount Auto Stores, Inc.                                      171,429
Resort at Summerlin                                                    2,842,640
SPX Corporation                                                        2,837,320
Station Casinos                                                        7,898,884
Suiza Fluid Dairy Group LP                                             5,463,272
URS Corporation                                                        4,285,714
                                                                     -----------
                                                                     $83,100,473
                                                                     ===========


NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

As of February 28, 2001, share offerings pursuant to shelf registrations were as follows:

                     Registration       Shares          Shares
                         Date         Registered       Remaining
                     ------------     ----------      ----------
                        6/11/98       15,000,000              --
                        6/19/98       10,000,000       9,730,800
                        9/15/98       25,000,000      19,325,222
                        3/04/99        5,000,000       3,241,644

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. All such Preferred Shares were outstanding as of February 28, 2001. Costs associated with the offering of approximately $5,244,654 were charged against the proceeds received upon issuance. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness. The Trust may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In the most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.


NOTE 6 -- CUSTODIAL AGREEMENT

State Street Bank, Kansas City ("SSBKC") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSBKC are reduced by earnings credits based on the cash balances held by SSBKC for the Trust. There were no earnings credits for the year ended Febraury 28, 2001.


NOTE 7 -- AFFILIATED TRANSACTIONS

During the year ended February 28, 2001, the Trust purchased and sold holdings in senior loans from/to affiliated funds managed by the Investment Manager at prices determined by the Investment Manager to represent market prices. The cost of purchased loans was $27,202,486 and the proceeds and cost of sold loans were $26,912,891 and $27,208,437, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.


NOTE 8 -- SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acqusition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated loans and unsecured loans. As of February 28, 2001, the Trust held 1.7% of its total assets in subordinated loans and unsecured loans.


NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to February 28, 2001, the Trust paid to Common Shareholders the following dividends from net investment income:

      Per Share Amount     Declaration Date     Record Date     Payable Date
      ----------------     ----------------     -----------     ------------
          $ 0.062             02/28/2001         03/12/2001      03/22/2001
            0.065             03/31/2001         04/11/2001      04/23/2001

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

Subsequent to February 28, 2001, the Trust paid to Preferred Shareholders the following dividends from net investment income:

                Total
Preferred      Per Share           Auction                   Record                    Payable
 Shares         Amount              Dates                     Dates                     Dates
---------      --------       ------------------      --------------------      --------------------
Series M       $ 148.39         3/5/01 to 4/9/01        3/12/01 to 4/16/01        3/13/01 to 4/17/01
Series T       $ 148.76        3/6/01 to 4/10/01        3/13/01 to 4/17/01        3/14/01 to 4/18/01
Series W       $ 148.17       3/07/01 to 4/11/01        3/14/01 to 4/18/01       3/15/01/ to 4/19/01
Series Th      $ 149.35        3/1/01 to 4/12/01         3/8/01 to 4/20/01         3/9/01 to 4/20/01
Series F       $ 173.81        3/2/01 to 4/12/01         3/9/01 to 4/20/01        3/12/01 to 4/23/01

            Management's Additional Operating Information (Unaudited)


APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated loans and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.


REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.


SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 2001) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid to Common Shareholders during the fiscal year ended February 28, 2001:

                        Per Share
  Type of Dividend        Amount       Ex-Dividend Date     Payable Date
  ----------------      ----------     ----------------     ------------
  Ordinary Income       $  0.0670          03/08/00           03/22/00
                        $  0.0730          04/06/00           04/24/00
                        $  0.0750          05/08/00           05/22/00
                        $  0.0750          06/08/00           06/22/00
                        $  0.0720          07/06/00           07/24/00
                        $  0.0730          08/06/00           08/22/00
                        $  0.0730          09/07/00           09/22/00
                        $  0.0700          10/06/00           10/23/00
                        $  0.0710          11/08/00           11/22/00
                        $  0.0700          12/07/00           12/22/00
                        $  0.0730          12/27/00           01/11/01
                        $  0.0700          02/08/01           02/23/01
                        ---------
            Total       $  0.8620
                        =========

The Trust is hereby advising you that the following dividends were paid to Preferred Shareholders during the fiscal year ended February 28, 2001:

                                    Total
Preferred         Type of         Per Share          Auction                 Record                  Payable
 Shares           Dividend          Amount            Dates                   Dates                   Dates
 ------       ---------------     ---------     -------------------     ------------------     ------------------
Series M      Ordinary Income     $  531.69      11/2/00 to 2/26/01     11/13/00 to 3/5/01     11/14/00 to 3/6/01
Series T      Ordinary Income     $  473.71     11/16/00 to 2/27/01     11/28/00 to 3/6/01     11/29/00 to 3/7/01
Series W      Ordinary Income     $  540.36      11/2/00 to 2/28/01     11/15/00 to 3/7/01     11/16/00 to 3/8/01
Series Th     Ordinary Income     $  451.71     11/16/00 to 2/22/01     11/30/00 to 3/1/01      12/1/00 to 3/2/01
Series F      Ordinary Income     $  523.81      11/3/00 to 2/23/01     11/17/00 to 3/2/01     11/20/00 to 3/5/01

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Trust's dividend distributions that qualify under tax law. The percentage of the Trust's fiscal year 2001 net investment income dividends that qualify for the corporate dividends received deductions is 0%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust. In January 2001, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 2000.

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

INSTITUTIONAL INVESTORS AND ANALYSTS
Call Pilgrim Prime Rate Trust
1-800-336-3436, Extension 2217

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-9368

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

WRITTEN REQUESTS
Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account
c/o ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

TOLL-FREE SHAREHOLDER INFORMATION
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180

A prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc., Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                                PRANN0201-042401